UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 18, 2006
NS GROUP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	1-9838	61-0985936
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
530 West Ninth Street, Newport, Kentucky 41071
(Address of principal executive offices)
Registrant’s telephone number, including area code: (859) 292-6809
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Change of Control Severance Agreements
On July 18, 2006, the Board of Directors of NS Group, Inc. (the “Company”), upon the recommendation of its Compensation Committee, approved amendments to the change of control severance agreements with its executive officer group to reduce the bonus-measurement period for calculation of a portion of the lump-sum payments under the agreements, and approved a form of agreement reflecting that change and the addition of a tax gross-up payment that had been previously approved by the Board. The revised form of such agreements is attached hereto as Exhibit 10.1 and incorporated by reference herein.
The change of control severance agreements provide that if, during the three-year period following a “change of control,” the executive’s employment is terminated other than for “cause,” or the executive terminates his employment for “good reason” (in each case as such terms are defined in the agreement), then the executive will receive an amount ranging from two to three times the executive’s base salary plus two to three times the executive’s average bonus for the last three full fiscal years, as well as certain medical, dental, life and disability insurance benefits and outside assistance in finding other employment. As amended, the agreements reduced the bonus measurement period from a trailing five-year average to a trailing three-year average, and clarified that the amount would be calculated on full year amounts paid or payable under any short-term incentive plan of the Company. In addition, the form of agreement extends the non-solicitation obligations of the executives to the Company’s customers as well as its employees.
The form of the change of control severance agreement also reflects a modification to provide for a tax gross up payment for any excise taxes that may be imposed on such executive under Section 280G of the Internal Revenue Code. The Company had previously reported the Board’s approval of this modification on its Form 8-K dated May 9, 2006 (filed May 15, 2006).
The Company will enter into the revised form of change of control severance agreement with each of the following executive officers:
•	Rene J. Robichaud, President and CEO

•	Thomas J. Depenbrock, VP Finance, Treasurer & CFO

•	Thomas J. Weber, VP Manufacturing

•	Robert L. Okrzesik, VP Sales and Marketing

•	Frank J. LaRosa II, VP HR and IS

•	Thomas L. Golatzki, VP Engineering, Energy and Materials
Item 9.01 Financial Statements and Exhibits

Exhibit	Description
10.1	Form of Change of Control Severance Agreement of NS Group, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NS GROUP, INC.

Date: July 21, 2006
By: /s/ Thomas J. Depenbrock
Thomas J. Depenbrock
Vice President — Finance, Treasurer and Chief Financial Officer

Exhibits

Exhibit	Description
10.1	Form of Change of Control Severance Agreement of NS Group, Inc.

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